Exhibit 10.3

AMENDMENT AND WAIVER
TO
FEE AGREEMENT

THIS AMENDMENT AND WAIVER TO FEE AGREEMENT (this “Amendment”) is made and entered into as of December 18, 2012 by and among Essent Group Ltd. (the “Company”) and the Investors listed on the signature pages hereto.

WHEREAS, the Company and the Investors are parties to that certain Fee Agreement dated as of February 6, 2009 (the “Fee Agreement”);

WHEREAS, the Company has requested that the Investors waive the obligations of the Company with respect to the payment and accrual of the Annual Fee in respect of the calendar year ending December 31, 2012 and thereafter, and

WHEREAS, the Company and the undersigned Investors, being the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Class B-1 Common Shares issued or issuable upon conversion of the Shares and each of the Major Investors, desire to amend the Fee Agreement as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Amendment.  Section 3.2 of the Fee Agreement is hereby amended to insert “December 5, 2012” in place of “the date on which the Shareholders Agreement is terminated in accordance with its terms”.

2.                                      Waiver.  The Investors hereby irrevocably waive any and all obligations of the Company under the Fee Agreement to pay any Annual Fee to the Investors in respect of (i) the calendar year ending December 31, 2012, or any portion thereof, and (ii) any calendar year, or portion thereon, commencing on or after January 1, 2013.

3.                                      General Provisions.  Except as expressly set forth herein, this Amendment will not alter, modify, amend or affect any of the terms, conditions, covenants, obligations or agreements contained in the Fee Agreement.  This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws.  If any term or provision of this Amendment is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or part thereof shall be stricken from this Amendment, and such provision shall not affect the legality, enforceability or validity of the remainder of this Amendment.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Amendment may be executed by facsimile or ,pdf signatures.

Capitalized terms used and not defined in this Amendment have the meanings ascribed to them in the Fee Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

ESSENT INTERMEDIATE, L.P.

By:	/s/
Name:
Title:

THE GOLDMAN SACHS GROUP, INC.

By:	/s/
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:	/s/
Name:
Title:

VALORINA LLC

By:	Basalt Intermediate. L.P.
Its Manager

By:	/s/ Howard H. Newman
Name: Howard H. Newman
Title: Managing Member

RENAISSANCE RE VENTURES LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

ESSENT INTERMEDIATE, L.P.

By:
Name:
Title:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:
Name:
Title:

VALORINA LLC

By:	Basalt Intermediate, L.P.
Its Manager

By:
Name:
Title:

RENAISSANCE RE VENTURES LTD.

By:	/s/
Name:
Title:

PPF HOLDINGS II LTD.
By:	PartnerRe Principal Finance Inc.
Its Investment Advisor

By:	/s/
Name:
Title: Executive Director

HSBC EQUITY PARTNERS USA, L.P.
By:	HSBC Equity Investors USA, L.P.,
Its General Partner
By:	HSBC Equity GP, LLC,
Its General Partner
By:	HSBC Capital (USA) Inc.,
Its Managing Partner

By:	/s/ Andrew Trigg
Name: Andrew Trigg
Title: Graycliff Partners, L.P.
it’s Attorney-in-fact

HSBC PRIVATE EQUITY PARTNERS II USA
LP
By:	HSBC Private Equity Investors 1I, L.P.,
as General Partner
By:	HSBC PEP II GP, LLC,
as General Partner
By:	HSBC Capital (USA) Inc.,
Its Sole Member

By:	/s/ Andrew Trigg
Name: Andrew Trigg
Title: Graycliff Partners, L.P.
it’s Attorney-in-fact

/s/ Mark A. Casale
Name: Mark A. Casale

Accepted and Agreed:

ESSENT GROUP LTD.

By:	/s/ Mark A. Casale
Name: Mark A. Casale
Title: President & CEO